SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 4, 2006

Commission File Number: 0-28325

TMSF HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of other jurisdiction of incorporation or organization)

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87-0642252
(I.R.S.  Employer Identification No.)

707 Wilshire Blvd. Suite 2600 Los Angeles, CA 90017
(Address of principal executive office)

(213) 234-2400
(Registrant’s telephone number, including area code)

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(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

     On August 4, 2006, TMSF Holdings, Inc., a residential mortgage lender announced that its Board of Directors has unanimously decided to terminate the plan to reorganize its business operations to allow it to qualify and elect to be taxed as a real estate investment trust, or a REIT effective August 3, 2006.

     A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is herein incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1 Press Release, dated August 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TMSF HOLDINGS, INC.

/s/ Raymond Eshaghian
Raymond Eshaghian
Chief Executive Officer

August 4, 2006